UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

TENET HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 1400, Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 893-2200

Not Applicable

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 11, 2011, Tenet Healthcare Corporation filed a lawsuit against Community Health Systems, Inc., its Chairman and Chief Executive Officer, Wayne T. Smith, and its Chief Financial Officer, W. Larry Cash, in the United States District Court for the Northern District of Texas. A copy of the complaint is attached hereto as Exhibit 99.1. A summary of the allegations made in the complaint is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are filed as a part of this Report.

Exhibit No.	Description
99.1	Complaint filed by Tenet Healthcare Corporation against Community Health Systems, Inc., Wayne T. Smith and W. Larry Cash, filed April 11, 2011.

99.2	Summary of Allegations made in Complaint, dated April 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION,
Date: April 11, 2011
	By:	/s/ Gary Ruff
		Name:	Gary Ruff
		Title:	Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Complaint filed by Tenet Healthcare Corporation against Community Health Systems, Inc., Wayne T. Smith and W. Larry Cash, filed April 11, 2011.

99.2	Summary of Allegations made in Complaint, dated April 11, 2011.